SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 20, 2002

                                 CANDIE'S, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      1-10593                11-2481903
(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

400 Columbus Avenue, Valhalla, New York                           10595
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (914) 769-8600

________________________________________________________________________________
           Former name or former address, if changed since last report

Item 5. Other Events

On August 21, 2002, Candie's Inc. announced that a subsidiary issued $20 million of asset backed securities in a private placement. For more information, see the press release attached as Exhibit 99.1 hereto.

Exhibits

Exhibit 4.1 -     Indenture dated as of August 20, 2002 by and among IP
                  Holdings LLC, as issuer, and Wilmington Trust Company, as
                  Trustee.

Exhibit 99.1 -    Press Release of Candie's, Inc. dated August 20, 2002.

Exhibit 99.2 -    Note Purchase Agreement by and among Candie's, Inc. and
                  Michael Caruso & Co., Inc. and Mica Funding, LLC, dated August
                  20, 2002.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CANDIE'S, INC.


                                        By: /s/ Deborah Sorell Stehr
                                            ------------------------------------
                                                Deborah Sorell Stehr
                                                Senior Vice President and
                                                  General Counsel

Date: August 23, 2002


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